                                       COUNTERPART


                                          LEASE


                                  of offices situate on
                                        7th Floor
                               13 Great Marlborough Street
                                        London W1

PARTIES:

           SONY MUSIC ENTERTAINMENT (UK)  LIMITED                          (1)

                 CME DEVELOPMENT CORPORATION                               (2)

                                                               Lawrence Graham
                                                                    190 Strand
                                                                        London
                                                                      WC2R 1JN

                                                                 0171-379 0000

                                                                  AGW-411331-B
                                                                    19.12.1996

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                          AGW
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                           LEASE PARTICULARS
----------------- -----  -------------------------------------------------------
DATE                :    the 15th day of January 1997
----------------- -----  -------------------------------------------------------
PARTIES:

LANDLORD            :    SONY MUSIC ENTERTAINMENT (UK) LIMITED (Company
                         registration number 4622257) of 10 Great Marlborough
                         Street London W1V2LP

TENANT              :    CME DEVELOPMENT CORPORATION c/o 18 D'Arblay Street
                         London W1V 3FP
----------------- -----  -------------------------------------------------------
PREMISES            :    offices on Seventh Floor 13 Great Marlborough Street
                         London W1 as more particularly described in PartI of
                         the First Schedule
----------------- -----  -------------------------------------------------------
TERM                :    A term commencing from and including the Term
                         Commencement Date and expiring on the 9th day of September 1998

TERM COMMENCEMENT
DATE                :    the 4th day of January 1997
----------------- -----  -------------------------------------------------------
RENT                :    ONE HUNDRED AND TEN THOUSAND FIVE HUNDRED POUNDS
                         (Pounds 110,500) per annum



RENT COMMENCEMENT
DATE                :    the 4th day of January 1997
----------------- -----  -------------------------------------------------------
PERMITTED USE       :    offices
----------------- -----  -------------------------------------------------------
PRESCRIBED RATE     :    4% per annum above the Base Rate
----------------- -----  -------------------------------------------------------

----------------- -----  -------------------------------------------------------
COURT ORDER         :    an order of The Mayor's and City of London Court
                         (No. MY672546) dated the 31st day of December 1996 in
                         relation to the Premises pursuant to Section 38(4) of
                         the Landlord and Tenant Act 1954
----------------- -----  -------------------------------------------------------

        THIS LEASE made on the date stated in the Particulars BETWEEN the Parties specified in the Particulars WITNESSES in consideration of the rents and covenants hereinafter reserved and contained as follows:-

1.         DEFINITIONS AND INTERPRETATION

1.1 In this lease unless the context otherwise requires the terms defined in this clause and in the Particulars shall have the meanings specified:-

        "Associated Company" means any company being in relation to the Tenant a member of the same "group" as defined in Section 42(1) of the Landlord and Tenant Act 1954

        "Authorised Hours" means the hours between 7.00 a.m. and 11.00 p.m. on Mondays to Fridays (public holidays excepted)

        "Base Rate" means the base rate of Barclays Bank plc or such other London Clearing Bank as the Landlord may from time to time nominate

        "Building" means the Landlord's building (of which the Premises form part) known as 13 Great Marlborough Street London W1

        "Common Parts" means the entrance hall at ground floor level the lobby and toilets on the seventh floor the stairs shown hatched green on the plan the rear stairs shown hatched yellow on the plan and the lifts of the Building

        "Landlord" means the party named as "Landlord" in the Particulars and includes the person for the time being entitled to the reversion immediately expectant on the determination of the Term

        "Particulars" means the descriptions and terms appearing on the preceding pages headed "Lease Particulars" which comprise part of this lease

        "Quarter Days" means 25th March 24th June 29th September and 25th December in each year

        "Rent" means the Rent specified in the Particulars

        "Superior Landlord" means any person or persons for the time being entitled to any estate or estates in the Premises which are reversionary (whether immediate or mediate) upon the Landlord's estate

        "Superior Lease" means the lease dated 16th September 1993 and made between Sun Alliance and London Assurance Company Limited (1) and Sony Music Entertainment (UK) Limited (2)

        "Tenant" means the party named as "Tenant" in the Particulars




        "Term" means the term of years stated in the Particulars

        "VAT" means value added tax and any other tax of a similar nature

1.2 Where two or more persons are included in the expression "the Tenant" or (where relevant) "the Surety" covenants which are expressed to be made by the Tenant or the Surety shall be deemed to be made by such persons jointly and severally

1.3 The expression "conducting media" shall where the context so requires means all or any sewers drains conduits gutters channels watercourses pipes cables wires ducts and mains and apparatus associated therewith and all equipment and fittings ancillary thereto

1.4 Words importing persons shall include firms companies and corporations and vice versa

1.5 Any covenant by the Tenant not to do any act or thing shall include an obligation not to permit or suffer such act or thing to be done

1.6 Reference to any right of the Landlord to have access to or entry upon the Premises shall be construed as extending to any Superior Landlord and all persons authorised by the Landlord or any Superior Landlord including agents professional advisers contractors workmen and others

1.7 Any provision in this lease requiring the consent or approval of the Landlord shall be deemed to be conditional upon the consent or approval of the Superior Landlord being obtained so far as may be required under the terms of the Superior Lease and the Landlord shall at the request and cost of the Tenant use reasonable endeavours to obtain any such consent or approval as soon as practicable whenever so required

1.8 Any reference to a statute (whether specifically named or not) shall include any amendment or re-enactment of such statute for the time being in force and all instruments orders notices regulations directions bye-laws permissions and plans for the time being made issued or given thereunder or deriving validity therefrom

1.9 The title headings appearing in this lease are for reference only and shall not affect its construction

1.10 Any reference to a clause or schedule shall mean a clause or schedule of this lease

2.         DEMISE

        The Landlord HEREBY DEMISES to the Tenant the Premises TOGETHER WITH the rights specified in Part II of the First Schedule but EXCEPTING AND

        RESERVING to the Landlord the Superior Landlord and their respective successors in title and assigns and the tenants and occupiers of other parts of the Building and all other persons entitled thereto the easements and rights specified in Part III of the First Schedule TO HOLD the same unto the Tenant SUBJECT to and with the benefit of the matters specified in the Fourth Schedule for the Term YIELDING AND PAYING therefor together with any VAT payable thereon from time to time:-

           2.1 during the period (if any) beginning on the Term Commencement Date and ending on the day before the Rent Commencement Date the rent of a peppercorn if demanded and thereafter the Rent payable without deduction by equal quarterly payments in advance on the Quarter Days the first such payment being a proportionate sum in respect of the period beginning on the Rent Commencement Date and ending on the day before the Quarter Day next after the Rent Commencement Date to be paid on the date hereof

           2.2 throughout the Term on demand by way of further rent a sum equal to fourteen point two nine per centum (14.29%) of (i) every sum which the Landlord shall from time to time pay to the Superior Landlord as Insurance Rent pursuant to the Superior Lease and (ii) (to the extent that the Landlord may effect the same) every sum which the Landlord may from time to time pay by way of premium (including any increased or additional premium payable by reason of any act or omission of the Tenant or any of the Tenant's servants or agents or by reason of the user of the Premises) for keeping the Building fees rent and property owner's liability risks of the Landlord and the Superior Landlord insured

3.         TENANT'S COVENANTS

        The Tenant HEREBY COVENANTS with the Landlord as follows:

3.1        Payment of rent

           To pay the reserved rents at the times and in manner aforesaid without deduction or set off

3.2        Payment of outgoings

           To defray (or in the absence of direct assessment on the Premises to pay to the Landlord on demand (save in so far as the same are paid by way of the service charge) a fair proportion (to be determined by the surveyor for the time being of the Landlord whose decision shall be binding upon the Tenant) of) all existing and future taxes duties assessments charges and impositions levies and outgoings whatsoever whether parliamentary local or otherwise now or hereafter payable by law in respect of the Premises or any part thereof by the owner landlord tenant or occupier thereof other than:

           3.2.1 any tax in respect of rents and other payments under this lease (other than VAT or other tax thereon intended by statute to be payable by the Tenant)

           3.2.2 any tax or levy in respect of the grant of and arising solely by reason of this lease (and not by reason of the combined effect of the grant of this lease and of some other act or omission on the part of the Tenant) and

           3.2.3 any tax in respect of any dealing with the reversion expectant on the Term not arising by reason of some act or omission on the part of the Tenant

           3.2.4     business rates in respect of the Premises

3.3        To pay VAT

        All payments to be made pursuant to this lease shall (save where otherwise specifically provided) be taken to be exclusive of VAT (or any other tax of similar nature that may be substituted for it or levied in addition to it) properly chargeable in respect of the supply or supplies giving rise to such payment and in addition to any moneys due from the Tenant under the terms and provisions of this lease the Tenant shall pay at the respective times when such moneys are due such VAT (or any other tax aforesaid) at the rate for the time being in force as shall be chargeable in respect of any such moneys

3.4        Interest on overdue payments

        If and so often as any rent (whether formally demanded or not) or any other money due from the Tenant under the provisions of this lease shall be unpaid after the due date on demand by the Landlord to pay interest on such unpaid rent and other unpaid moneys (other than on interest payable under this sub-clause) from the due date until payment (whether before or after judgment) at the Prescribed Rate PROVIDED that if payment shall be received after 2.30 p.m. on any day the same shall be deemed to have been received on the next working day on which the London clearing banks are open for business

3.5        Repairs etcetera

3.5.1 Throughout the Term (damage by fire and such other risks against which the Superior Landlord shall have insured excepted save where the insurance moneys or any part thereof shall be irrecoverable in consequence of any act or default of the Tenant or any person deriving title under the Tenant or any of the servants or agents of the Tenant or of any such person) well and substantially to repair and keep in good and substantial repair and condition the Premises


3.5.2      Not to carry out repairs to any

           3.5.2.1   heating cooling and ventilating apparatus

           3.5.2.2   sprinkler system

           3.5.2.3   fire hoses

           3.5.2.4   emergency lighting system

           3.5.2.5   fire alarm system and/or

           3.5.2.6 other fire prevention and detection system or any equipment belonging thereto within but not exclusively serving the Premises

3.6        Redecoration

        In the last three months of the Term (howsoever determined) in a proper and workmanlike manner with good quality materials and to the satisfaction in all respects of the Landlord to prepare and paint (with three coats) grain varnish polish wash stop whiten colour or otherwise treat all such parts of the interior of the Premises (including the interior of the window frames) as have been previously or are usually so dealt with and re-paper re-cover or re-line the parts usually papered covered or lined with good quality suitable paper vinyl covering or fabric or other covering PROVIDED ALWAYS that such painting and redecorating (unless determined by forfeiture) shall be carried out in colours tints and patterns first approved in writing by the Landlord

3.7        Yielding up

           To yield up the Premises (but not with trade and other tenant's fixtures) with vacant possession at the determination of the tenancy hereby created in good and substantial repair and condition in accordance with the covenants herein contained

3.8        Alterations and additions

        Not to injure cut or maim or permit to be injured cut or maimed any of the timbers walls or partitions or any other part of the Premises or the Building nor make or permit to be made any alteration or addition to the Premises or to the voice data or power wiring or cabling thereof

3.9        Aerials and similar apparatus and interference

3.9.1 Not without the consent in writing of the Landlord to affix or permit to be affixed to the Premises or any part thereof any wireless radio or television aerial or similar apparatus and not to make any claim against the Landlord in respect of interference to reception of wireless radio or television transmissions or to the operation of any appliance in or upon the Premises suffered or alleged to be suffered by reason of the use of electrical or other apparatus on any adjoining or neighbouring property of the Landlord

3.9.2 Not to cause or permit or suffer to be caused interference to others by any radio or electromagnetic signal emitted by the use of apparatus operated or installed in or upon the Premises

3.10       Advertisements

           Not without the previous written consent of the Landlord to set up or exhibit upon any part of the Premises any placard poster signboard notice or advertisement which shall be visible from outside the Premises

3.11       Permitted Use

        Not to use or permit or suffer to be used the Premises or any part thereof for any purpose except the Permitted Use

3.12       Nuisance or damage

3.12.1 Not to play or permit to be played in the Premises any musical instrument gramophone radio radiogram television set tape recorder or similar apparatus so as to be audible outside the Premises

3.12.2 Not to do or permit or suffer anything in or upon the Premises or any part thereof or in or upon any other part of the Building or in or upon any other area which the Tenant is by virtue of this lease authorised to use (whether in common with others or not) which may be or become a nuisance or annoyance or cause damage or inconvenience to the Landlord or the tenants and occupiers of any other part of the Building or of other property in the neighbourhood or to the public local or any other authority

3.13       Regulations

           To observe and cause to be observed at all times (a) regulations imposed by the Landlord in respect of the lifts in the Building and for the general running security orderliness and management of the Building and the services thereof and the curtilage thereof as already or from time to time hereafter notified in writing by the Landlord to the Tenant and (b) the regulations set out in the Third Schedule or as they shall be altered or added to from time to time by notice in writing by the Landlord to the Tenant and this clause 3.13 shall be without prejudice to the generality of any other provision contained in these presents which shall touch and concern the same subjects

3.14       Prohibited alienation


        Not to assign underlet charge part with or share possession or occupation of the whole or any part or parts of the Premises

3.15       Sharing occupation

           Notwithstanding the provisions of clause 3.14 if the Tenant is a company the Tenant shall be permitted to share occupation of the Premises with an Associated Company on condition that no tenancy is thereby created

3.16       Notice of re-letting

           To permit the Landlord at any time after a date six months before the expiration of the Term to affix and retain without interference upon any part of the Premises a notice for re-letting the same PROVIDED ALWAYS that such notice for re-letting shall not obstruct the access of light to the windows of the Premises AND to permit persons with written authority from the Landlord or the agent of the Landlord at reasonable times of the day to view the Premises

3.17       Covenants in Superior Lease

        To perform and observe the covenants on the part of the tenant contained in the Superior Lease in so far as they relate to the Premises as if the same were incorporated herein except only Clauses 4(1)(a) (2) (3) (4)
        (5) (6) (12) (13) (15) (16) and (17) of the

        Superior Lease and the covenant for insurance therein contained and to keep the Landlord indemnified against all claims damages costs and expenses in any way relating thereto PROVIDED ALWAYS that in the event of any inconsistency the covenants on the part of the Tenant contained in the preceding sub-clauses of this clause 3 shall prevail over the tenant's covenants contained in the Superior Lease

4.         LANDLORD'S COVENANTS

        The Landlord HEREBY COVENANTS with the Tenant (but so that the Landlord shall not remain personally liable hereunder after it shall have parted with the reversion to this lease) as follows:

4.1        Quiet enjoyment

           That the Tenant paying the said rents hereby reserved and performing and observing the covenants on the Tenant's part herein contained shall quietly hold and enjoy the Premises during the Term without interruption by the Landlord or any person rightfully claiming under the Landlord

4.2        To insure

           To use reasonable endeavours to procure that the Superior Landlord observes and performs the obligations on its part contained in clauses 5(1) 5(2) and 5(3) of the Superior Lease

4.3        Services

           To use all reasonable endeavours to provide the services specified in the Second Schedule hereto in accordance with the principles of good estate management

4.4        Payment of Superior Lease rents

        To pay the rents reserved by the Superior Lease in accordance with the provisions thereof

5.         PROVISOS

        PROVIDED ALWAYS AND IT IS HEREBY AGREED by and between the parties hereto as follows:

5.1        Re-entry

5.1.1 If the rents hereby reserved or any part thereof shall at any time be unpaid for twenty one days after becoming payable (whether formally demanded or not) or if any of the covenants on the part of the Tenant herein contained shall not be performed or observed or if there occurs in relation to the Tenant (or where the Tenant comprises more than one person there occurs in relation to any of such persons) a Terminating Event (as hereinafter defined) then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any antecedent breach of any of the covenants on the part of the Tenant herein contained

5.1.2 For the purposes hereof "Terminating Event" means any of the following:

           5.1.2.1   in relation to an individual:

                     5.1.2.1.1 the individual failing to pay a debt or debts which is or are in the aggregate equal to or in excess of the bankruptcy level from time to time and a statutory demand in respect thereof having been neither complied with nor set aside

                     5.1.2.1.2 the presentation of a bankruptcy petition in respect of the individual

                     5.1.2.1.3     the appointment of an interim receiver in

                                   respect of the individual's property or any of it

                     5.1.2.1.4 the making of a bankruptcy order in respect of the individual

           5.1.2.2   in relation to a company:

                     5.1.2.2.1 the presentation of a petition for the winding up of the company

                     5.1.2.2.2 the passing of a resolution to wind up the company

                     5.1.2.2.3 the making of a winding up order in relation to the company

                     5.1.2.2.4 any person becoming entitled to appoint an administrative receiver of the undertaking of the company or any part of it

                     5.1.2.2.5 the appointment of such an administrative receiver

                     5.1.2.2.6 the presentation of a petition for the making of an administration order in respect of the company

                     5.1.2.2.7 the making of an administration order in respect of the company

                     5.1.2.2.8 the directors of the company proposing a voluntary arrangement

           5.1.2.3 in relation to any person (whether an individual or a company):

                     5.1.2.3.1 the person entering into any agreement or making any arrangement with creditors for liquidation of the person's debts by composition or otherwise

                     5.1.2.3.2 the appointment of a receiver in respect of any of the person's assets

                     5.1.2.3.3 any steps being taken to enforce any security over the person's property or to repossess goods in the person's possession under any hire purchase agreement

                     5.1.2.3.4 any distress or execution being levied on any of the person's assets


5.2        Suspension of rent

        If the Premises or any part thereof shall at any time during the Term be rendered incapable of or unfit for occupation or use as the result of a peril against which the Building is insured pursuant to the covenant on the part of the Superior Landlord contained in the Superior Lease the rents reserved and for the time being payable hereunder or a fair proportion of the said rents according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation or use PROVIDED that there shall be no cesser of rents if or to such extent as any insurance policy effected by the Superior Landlord or the Landlord shall have been rendered void or voidable or payment of any insurance moneys shall be properly withheld by the insurers due to some act or failure of the Tenant or any person deriving title under the Tenant or any of the servants or agents of the Tenant or of any such person PROVIDED FURTHER that if the Building shall be so damaged as to necessitate demolition and reconstruction the Landlord shall be entitled on giving to the Tenant not less than six months' previous notice in writing to determine the Term and at the expiration of such notice this lease and everything herein contained shall cease and be void and the Tenant shall not be liable for any dilapidations and shall not be entitled to any compensation but without prejudice to the rights and remedies of the Landlord for any arrears of rent PROVIDED ALSO that any dispute as to the proportion (if any) of rent which should be suspended or as to the period of such suspension which may arise under this clause 5.2 shall be referred to the decision of some competent person (acting as an expert and not as an arbitrator) to be agreed upon by the Landlord and by the Tenant or (in the event of failure so to agree) to be nominated on the application of the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors and the decision of such person (including any determination as to the costs of such decision) shall accordingly be final and binding

5.3        Landlord's disclaimer

           Notwithstanding anything herein contained and unless due to the negligence or default of the Landlord or its servants and save to the extent that the Landlord may be liable under the provisions of the Defective Premises Act 1972 the Landlord shall not be responsible to the Tenant or the Tenant's licensees servants agents or other persons in the Premises or calling upon the Tenant or the Premises for any accident or happening or damage to or loss of any chattel or property sustained in the Building or on any property over which the Tenant exercises rights nor for any loss or inconvenience occasioned by (a) the closing for repairs or other purposes of the lifts or the Common Parts or any part thereof (b) any defects or failure in the said lifts or in the sprinkler system (if any) or in the hot and cold water supply the heating cooling or ventilating apparatus (if any) or in the lighting or in the conducting media (whether of or in the

           Premises or otherwise) (c) suitable fuel or power not being obtainable through the Landlord's usual sources of supply (owing to strikes lock-outs or other causes)

5.4        Landlord does not warrant permitted user

           Notwithstanding the covenant as to user on the part of the Tenant herein contained the Landlord does not hereby or in any other way give nor has the Landlord given at any other time any representation or warranty that such or any other user is or will be or will remain a permitted user within the provisions of the Planning Acts and notwithstanding that such user is not a permitted user within such provisions as aforesaid the Tenant shall remain fully bound and liable to the Landlord in respect of the several covenants and conditions herein on the part of the Tenant contained without being entitled to any compensation of any kind whatsoever from the Landlord

5.5        Alterations by Landlord

           The Landlord may from time to time make such alterations additions or substitutions in or to the Building or any part thereof (excluding the Premises) or any plant or apparatus in the Building or the conducting media or the Common Parts as it shall think fit PROVIDED that in respect of any plant or apparatus or conducting media or the Common Parts remaining available for use by the Tenant or in respect of any new plant apparatus conducting media and the Common Parts provided for such use in substitution for those previously available the same shall be suitable for the enjoyment of the Premises AND PROVIDED that the works of alteration addition or substitution shall during the Authorised Hours be carried out in such manner as to cause to the Tenant as little inconvenience as is reasonably practicable BUT PROVIDED FURTHER that no objection whatsoever may be raised to the manner in which the Landlord may carry out such works outside the Authorised Hours

5.6        Settlement of disputes

           That in case any dispute or controversy shall arise between the Tenant and any other tenant of the Landlord relating to any party or other wall conducting media or to any other right easement or privilege whatsoever affecting or relating to the Premises or any other part of the Building the same may (if the Landlord so elects) be settled or determined by the Landlord in such manner as it by writing shall direct to which the Tenant shall submit

5.7        Landlord's servants or workmen

           The servants or workmen of the Landlord shall be under no obligation to furnish attendance or other use of his or their services to the Tenant for the Tenant's private convenience or to accept delivery of any letters telegrams telephone calls messages or parcels addressed to the Tenant and any such furnishing of attendance or other use of services or the acceptance of such letters telegrams telephone calls messages or parcels is to be considered as rendered and accepted by any employee of the Landlord as the servant of the Tenant and the Landlord shall not be liable for and no claim shall be made against it for any loss or damage arising out of or in consequence of such furnishing of attendance or other use of services or acceptance of any such letters telegrams telephone calls messages or parcels as aforesaid

5.8        Landlord free to deal with adjoining or neighbouring property

        The Tenant shall not be entitled to any right of light or air which will interfere with the free use of any land or buildings adjoining or neighbouring the Premises

5.9 Tenant unable to enforce similar covenants in adjoining property etcetera

5.9.1 Nothing herein contained shall confer on the Tenant any right to the benefit of or to enforce any covenant or agreement contained in any lease or other instrument relating to any other property belonging to the Landlord

5.9.2 Each of the Tenant's covenants herein contained shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily or permanently revocably or irrevocably or otherwise howsoever a similar covenant or similar covenants affecting adjoining or neighbouring premises of the Landlord

5.10       Landlord can charge for work done by it

           If and so often as the Tenant shall be obliged under the terms hereof to reimburse the Landlord any costs charges and expenses incurred by it including solicitors' costs and surveyors' fees and other professional costs and fees then in respect of any work done by the Landlord or by any person connected with it or by any person employed by it the Landlord shall be deemed to have incurred or suffered in respect thereof a reasonable fee cost or expense not exceeding that which might properly have been charged or incurred for the same work by an independent person competent to deal with that work in the ordinary course of his business

5.11       Service of notices

           This deed incorporates the regulations respecting notices contained in Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 Provided Always that any notice to be served on the Tenant shall be served on it at 18 D'Arblay Street London W1V 3FP

6.         LANDLORD AND TENANT ACT 1954


        Having been authorised to do so by the Court Order the parties hereto agree that the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 shall be excluded in relation to the tenancy hereby created

7. The Tenant irrevocably submits to the jurisdiction of the High Court of Justice in England in relation to matters arising in respect of this Lease

8.         CERTIFICATE AS TO AGREEMENT

           It is hereby certified that there is no agreement for lease to which this lease gives effect

           IN WITNESS whereof this lease has been executed by the parties as a deed the day and year first above written

                                 FIRST SCHEDULE
                                     Part I
                                    Premises

ALL THAT suite of offices situate on the seventh floor of the Building which said suite of offices is for the purpose of identification edged with the colour red on the plan annexed hereto and includes:-

(i) all non load-bearing walls within the Premises (and the plaster and finishes thereof)

(ii) the plaster and finishes on the internal faces of the boundary walls and on the structure enclosing the Premises

(iii) the plaster and finishes on all structural parts of the Building within the Premises

(iv) all floors in the Premises (including all false or raised floors (and the joists and/or supports thereof) and all floor boards all wood block flooring and all other floor finishes down to but excluding joists (other than the joists and/or supports aforesaid) or structural slabs)

(v) all ceilings of the Premises (up to but excluding joists or structural slabs)

(vi) the interior window frames (including for the avoidance of doubt the interior of all window frames which face the exterior) and the glass in all windows of the Premises

(vii)      all doors and the glass in all doors of the Premises

(viii) all fixtures and fittings of the nature of landlord's fixtures or fittings and all sanitary and water apparatus and all conducting media forming part of the Premises and

(ix)       all other parts of the interior of the Premises other than:-

           (A) all structural parts of the Building within the Premises (save for the plaster and finishes thereof aforesaid)

           (B) the heating cooling and ventilating apparatus and the sprinkler system forming part of the Premises together with all fixtures and fittings listed on the Inventory annexed hereto which fixtures and fittings are included wherever reference is hereinafter made to such fixtures and fittings

                                     Part II
                          Rights granted to the Tenant

The right for the Tenant and persons authorised by the Tenant (in common with others having a like right and so far as necessary for the enjoyment of the Premises):

1. of passage and running of water soil gas electricity and of all other services or supplies as are now used by the Premises through the conducting media passing through or under the adjoining or neighbouring property of the Landlord

2. during the Authorised Hours save where alternative arrangements are made with the approval of the Landlord such approval to be on reasonable terms and not to be unreasonably withheld (and without prejudice to the generality thereof such terms shall include an obligation to give the Landlord not less than forty eight hours notice on each occasion that the Tenant wishes to exercise such rights and to pay the additional security and other proper costs to the Landlord incurred as a result of the exercise of such rights) to use the entrance hall at ground floor level the stairs shown hatched green on the plan and the rear stairs shown hatched yellow on the plan (save that the rear stairs shown hatched yellow on the plan shall be used only in the case of fire or other emergency)

3. during the Authorised Hours save where alternative arrangements are made with the approval of the Landlord such approval to be on reasonable terms and not to be unreasonably withheld (and without prejudice to the generality thereof such terms shall include an obligation to give the Landlord not less than forty eight hours notice on each occasion that the Tenant wishes to exercise such rights and to pay the additional security and other proper costs to the Landlord incurred as a result of the exercise of such rights) to use the lavatories and toilet facilities on the seventh floor of the Building

4.         during the Authorised Hours save where alternative arrangements are made with the approval of the Landlord such approval to be on reasonable terms and not to be unreasonably withheld (and without prejudice to the generality thereof such terms shall include an obligation to give the Landlord not less than forty eight hours notice on each occasion that the Tenant wishes to exercise such rights and to pay the additional security and other proper costs to the Landlord incurred as a result of the exercise of such rights) to use the lifts at such times as the same shall be working

                                    Part III
                    Exceptions and reservations to the Landlord and others

1. The right of free and uninterrupted passage and running of water soil gas electricity and of all other services or supplies as are now or hereafter to be used from and to adjoining or neighbouring property through such of the conducting media serving such adjoining or neighbouring property now or which may not later than whichever shall be the earlier of (a) the expiration of the Term and (b) the expiration of a period of eighty years from the date hereof hereafter be in or upon the Premises

2. The rights and liberties of entry upon the Premises mentioned in the covenants by the Tenant herein contained and those mentioned in the covenants on the part of the Landlord (as tenant) contained in the Superior Lease

3. The right to let any adjoining or neighbouring property for any purpose

4. The full right of support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by adjacent or neighbouring property

5. The right at any time and from time to time to close temporarily for repairs or any other necessary purposes the lifts in the Building the service roads and footpaths (if any) and any other areas within the curtilage of the Building and any other part of the Building (other than the Premises) which the Tenant is by virtue of this lease authorised to use (whether in common with others or not)

6. The right (on giving the Tenant at least forty eight hours prior notice save in emergency) of access to the Premises in order to maintain service and adjust the air conditioning of access to the riser cupboard and of access to the Premises for all reasonable purposes in connection with the management and maintenance of the Building

                                 SECOND SCHEDULE
                               The service charge

1. Comfort cooling and heating to the Premises during the Authorised Hours or outside those hours where agreed with the Landlord


2. Staffed reception on the ground floor of the Building during the Authorised Hours or outside those hours where agreed with the Landlord

3. Lighting and cleaning the Common Parts (including the male and female toilets off the seventh floor lobby) during the Authorised Hours or outside those hours where agreed with the Landlord

4. Cleaning of the exterior windows of the Building whenever reasonably necessary

                                 THIRD SCHEDULE
                           Regulations of the Building

1.1 The requirements of the Fire Precautions Act 1971 and the Health and Safety at Work, etc. Act 1974 and all rules and regulations thereunder shall be strictly complied with

1.2        In particular tenants shall

           1.2.1     cause sufficient fire officers to be appointed

           1.2.2 regularly test inspect and maintain fire detection prevention and fighting equipment within and exclusively serving the Premises and keep and produce to the relevant authorities and to the Landlord and whomsoever the Landlord may direct records in writing of such tests inspections and maintenance

           1.2.3     at all times maintain clear access through escape routes

           1.2.4 fully participate in fire evacuation drills organised in respect of the Building or parts thereof

2.2 The Landlord shall have sole discretion in considering whether work may be carried out or continued or in deciding what additional safeguards it requires to be taken in addition to those which may be imposed under statute building or other rules regulations or bye-laws

3.         Only the lavatories and toilet facilities allocated shall be used

4. There shall be no interference with the heating cooling and ventilating appliances and installations apart from the normal switching on or off of the appliances in the Premises for the comfort of the occupants thereof

5. Apart from any self-operating lifts installed in the Building no person other than the person employed by the Landlord for such purpose shall operate lifts

6.         Overloading or permitting of overloading of any of the lifts in the

           Building is strictly prohibited

7. No goods or merchandise shall (without the consent in writing of the Landlord) be brought into the passenger lifts

8. No goods or merchandise shall be brought into the Building by means of the main entrances to the Building except between the hours of
           7.00 a.m. and 8.30 a.m. or 7.00 p.m. and 11.00 p.m. on Mondays to Fridays inclusive and no goods or merchandise shall be brought into the Building in such manner as will damage the Building or any part thereof

9. No tenant or occupier shall use any Common Parts or permit the same to be used for the parking of vehicles

10. Tenants or occupiers shall ensure (so far as they are reasonably able so to do) that no rubbish or litter is left on the Common Parts

11. Tenants or occupiers shall not place or permit or suffer to be placed or remain in or upon the Common Parts any obstruction whatsoever

                                 FOURTH SCHEDULE

The entries in the Property and Charges Registers of H.M. Land Registry Title Number NGL 711243

SIGNED as a Deed by SONY MUSIC                 )
ENTERTAINMENT (UK) LIMITED                     )
acting by:-                                    )

                                        Director

                              Director/Secretary

SIGNED as a Deed by CME                        )
DEVELOPMENT CORPORATION                        )
acting by:-                                    )


                                        Director

DATED                                                                     1996
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